EXHIBIT 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of September 19, 2008 (this “Amendment”), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as Borrower (the “Borrower”), ALLIED WASTE NORTH AMERICA, INC., as initial Servicer (the “Servicer”), ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender, and CALYON NEW YORK BRANCH (“Calyon”), as Lender Group Agent for the Atlantic Group, as Atlantic Liquidity Bank and as Agent (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).
     WHEREAS, the parties hereto have entered into that certain Second Amended and Restated Credit and Security Agreement, dated as of May 30, 2008 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”);
     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments.
     (a) The definition of “Change of Control” set forth in Exhibit I to the Agreement is amended and restated in its entirety to read as follows:
Change of Control: The acquisition by any Person, or two or more Persons acting in concert of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of any Loan Party. For the avoidance of doubt, “Change of Control” shall not include the direct or indirect acquisition of any Loan Party, including Allied Waste Industries, Inc., by Republic Services, Inc.
     (b) The definition of “Senior Credit Agreement” set forth in Exhibit I to the Agreement is amended and restated in its entirety to read as follows:
Senior Credit Agreement: The Credit Agreement dated as of July 21, 1999, as amended and restated as of March 21, 2005, as may be further amended, modified, waived, restated, supplemented or replaced (including any refinancing thereof) from time to time, among Allied Waste Industries, Inc., Allied Waste North America, Inc., the lenders party thereto, including JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Citicorp North America, Inc., as syndication agent, UBS Securities LLC, Credit Suisse First Boston, acting through its Cayman Islands branch, Wachovia Bank, National Association, Deutsche Bank Trust Company Americas and the Credit Provider, as co-documentation agents. For the avoidance of doubt, any reference to any section or article of the “Senior Credit Agreement” contained in this Agreement shall be deemed to be a reference to the most current substantively similar section or article of any restated or replacement (including any refinancing) credit agreement.
     (c) The cross-reference to Section 9.16 of the Senior Credit Agreement in each of Section 5.1(o) and Section 7.1(n) of the Agreement is deleted and replaced with a cross-reference to Section 9.14 of the Senior Credit Agreement.
     SECTION 2. Representations and Warranties. Each of the Servicer and the Borrower represents and warrants to the Secured Parties that:
     (a) the representations and warranties of the Loan Parties set forth in Article V of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
     (b) no Amortization Event has occurred and is continuing;
     (c) its execution and delivery of this Amendment, and its performance of its obligations under the Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part; and
     (d) the Agreement (as amended hereby) is the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms.
     SECTION 3. Consent of Performance Guarantor. Reference is hereby made to the Performance Undertaking, and by executing a counterpart to this Amendment, the Performance Guarantor hereby consents to this Amendment.
     SECTION 4. Further Assurances. The parties hereto agree to enter into additional amendments to the Agreement, including but not limited to an amendment to the definition of “Leverage Ratio Trigger”, to incorporate any necessary amendments that may arise as a result of the proposed merger between Allied Waste Industries, Inc. and a wholly-owned subsidiary of Republic Services, Inc.
     SECTION 5. Reserved.
     SECTION 6. Costs and Expenses. The Borrower hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Borrower shall, promptly following demand therefor, pay the reasonable legal fees and out-of pocket expenses of Calyon incurred by Calyon in connection with the consummation of this Amendment and the transactions contemplated hereby.
     SECTION 7. Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent:
     (a) the Agent shall have received (i) counterparts to this Amendment duly executed by each of the parties hereto and (ii) such other documents, certificates and opinions of counsel as the Agent may reasonably request;

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     (b) the Borrower and the Servicer shall be in compliance with each of its covenants set forth herein and in each of the Transaction Documents to which it is a party;
     (c) no event shall have occurred which constitutes an Amortization Event or an Unmatured Amortization Event;
     (d) the Termination Date shall not have occurred; and
     (e) the Borrower shall have paid the Amendment Fee (as defined in and in accordance with the fee letter by and among the Agent, the Borrower and the Servicer dated as of the date hereof).
     SECTION 8. Reference to and Effect on the Agreement and the Related Documents. Each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.
     SECTION 9. Governing Law. This Amendment has been delivered in New York, New York and shall be deemed a contract made under and governed by the laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
     SECTION 10. Severability. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
     SECTION 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means acceptable to the Agent shall be effective as delivery of a manually executed counterpart of this Amendment.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIED RECEIVABLES FUNDING
INCORPORATED, as Borrower

By:
Name:	Michael S. Burnett
Title:	Treasurer

ALLIED WASTE NORTH AMERICA, INC.,
as Servicer

By:
Name:	Michael S. Burnett
Title:	Treasurer and Vice President

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Lender

By:	Calyon New York Branch, as
attorney-in-fact

By:
Name:
Title:

By:
Name:
Title:

CALYON NEW YORK BRANCH, as Atlantic Liquidity Bank, as Lender Group Agent for the Atlantic Group and as Agent

By:
Name:
Title:

By:
Name:
Title:

Consented to by:
ALLIED WASTE INDUSTRIES, INC. as
Performance Guarantor

By:
Name:	Michael S. Burnett
Title:	Senior Vice President and Treasurer